                  AMENDMENT NUMBER ONE TO FORBEARANCE AGREEMENT


                  THIS AMENDMENT NUMBER ONE TO FORBEARANCE AGREEMENT (this "Amendment"), dated as of January 12, 2001, is entered into by and among Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and K-Tel International (USA), Inc. ("USA"), Dominion Entertainment, Inc. ("Entertainment"), K-Tel Consumer Products, Inc. ("Consumer"), K-Tel TV, Inc. ("TV"), K-Tel Video, Inc. ("Video"; and collectively with USA, Entertainment, Consumer, and TV, hereinafter collectively referred to as "Borrowers"), and K-Tel International, Inc. ("International") and K-Tel OnLine, Inc. ("OnLine, and collectively with International, "Original Guarantors"), and K-Tel DVD, Inc., ("DVD", and collectively with Original Guarantors, the "Guarantors") in light of the following:

         A. Foothill, Borrowers, and Original Guarantors have entered into that certain Forbearance Agreement, dated as of November 13, 2000 (the "Forbearance Agreement"), providing for a forbearance period terminating on January 12, 2001 unless certain conditions were met to extend such period.

         B. The conditions to extend the forbearance period have not been met, but Borrowers and Guarantors have requested, and Foothill has agreed to, the extension of the forbearance period for a limited time, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1.       DEFINITIONS.

                           Unless expressly defined herein, all terms used
herein shall have the meanings assigned thereto in the Forbearance Agreement.

                  2.       AMENDMENT OF FORBEARANCE AGREEMENT.

                           a.  Section 4(b) of the Forbearance Agreement is
hereby amended to read as follows:

                  (b) The foregoing forbearance agreement shall expire upon the earlier of (i) April 30, 2001, or (ii) the occurrence of any Event of Default other than the Existing Default ("Forbearance Period").

                           b.  Section 5(d) of the Forbearance Agreement is
hereby amended by adding the additional paragraphs thereto:

                  (6) On or before the first day of each calendar month during the Forbearance Period (commencing with February 1, 2001), deliver to Foothill an availability forecast substantially in the form of EXHIBIT 5(d)(6) attached hereto, and otherwise satisfactory to Foothill showing the Borrowing Base and Borrowers' estimated cash flows for each business day of that month.

                  (7) On the date of the execution of Amendment Number One to this Agreement (the "Amendment Date"), Borrowers shall pay to Foothill by wire transfer for application to the Term Loan, the sum of $250,000, and on the tenth calendar day after the Amendment Date, Borrowers shall pay to Foothill by wire transfer for further application to the Term Loan, an additional sum of $250,000.

                  (8) Notwithstanding anything to the contrary contained in the definition of Eligible Accounts set forth in the Loan Agreement, no otherwise Eligible Accounts owed by Best Buy, Target or Musicland will be deemed ineligible by Foothill under clause (h) of that definition to the extent that such Accounts do not exceed, for any such account debtor, 25% of all Eligible Accounts.

                  3.       CONDITIONS PRECEDENT.

                           The effectiveness of this Amendment and the
continuation of Foothill's agreement to forbear as provided in the Forbearance Agreement is expressly conditioned upon delivery to Foothill of each and all of the following:

                           a.       A fully executed copy of this Amendment.

                           b. the first $250,000 repayment applicable to the Term Loan.

                  4. EVENTS OF DEFAULT. Borrowers and Guarantors hereby affirm that no Event of Default (other than the Existing Default) has occurred and is continuing as of this date.

                  5. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

                  6. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Forbearance Agreement or the Loan Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Forbearance Agreement, as amended and supplemented hereby, and the Loan Agreement, as amended and supplemented by the Forbearance Agreement and hereby, shall remain in full force and effect.

                  7. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.




                           FOOTHILL CAPITAL CORPORATION ("Foothill"), a California corporation



                           By
                             -------------------------------
                           Its
                              ---------------------------

                           BORROWERS:

                           K-TEL INTERNATIONAL (USA), INC.,
                           a Minnesota corporation


                           By
                             -------------------------------
                           Its
                              ------------------------------

                           DOMINION ENTERTAINMENT, INC.,
                           a Minnesota corporation


                           By
                             -------------------------------
                           Its
                              ------------------------------

                           K-TEL CONSUMER PRODUCTS, INC.,
                           a Minnesota corporation


                           By
                             -------------------------------
                           Its
                              ------------------------------

                           K-TEL TV, INC.,
                           a Minnesota corporation


                           By
                             -------------------------------
                           Its
                              ------------------------------

                           K-TEL VIDEO, INC.,
                           a Minnesota corporation


                           By
                           Its

                           GUARANTORS:

                           K-TEL INTERNATIONAL, INC.,
                           a Minnesota corporation


                           By
                             -------------------------------
                           Its
                              ------------------------------

                           K-TEL ONLINE, INC.,
                           a Minnesota corporation


                           By
                             -------------------------------
                           Its
                              ------------------------------

                           K-TEL DVD, INC.,
                           a Minnesota corporation


                           By
                             -------------------------------
                           Its
                              ------------------------------